                                                                  EXHIBIT 10.123


                              SETTLEMENT AGREEMENT
                              --------------------

     This Settlement Agreement ("Agreement") is executed and effective on the date indicated below, and it is by and between Torch Energy Marketing, Inc. ("TEMI"), Nuevo Liquids, Inc. ("Nuevo"), LaTex Resources, Inc. ("LaTex Resources"), LaTex Petroleum Corporation ("LaTex Petroleum"), Panda Resources, Inc. ("Panda"), Steven Wilson ("Wilson"), and Wilson Tucker & Associates ("Wilson Tucker").

                                  WITNESSETH:

     WHEREAS, on July 16, 1993, Nuevo and Panda executed a Stock Purchase Agreement, under which Nuevo purchased the stock of Richfield Natural Gas, Inc. from Panda, and LaTex Resources guaranteed Panda's obligations to Nuevo; and

     WHEREAS, on July 26, 1993, TEMI and LaTex Resources executed a Stock Purchase Agreement, under which TEMI purchased the stock of Panda from LaTex Resources; and

     WHEREAS, on October 10, 1994, Nuevo sued LaTex Resources and LaTex Petroleum for a breach of contract and fraud in connection with the Stock Purchase Agreement, originally in the 234th Judicial District Court of Harris County, Texas under Cause No. 94-049944, which was subsequently removed to the United States District Court for the Southern District of Texas, Houston Division, under civil action number H-95-0028 ("Nuevo case"); and

     WHEREAS, on October 13, 1994, TEMI sued LaTex Resources and LaTex
Petroleum for breach of contract and fraud in connection with the Stock Purchase Agreement, in the 270th Judicial District Court of Harris County, Texas, under Cause No. 94-050945, which was subsequently removed to the United States District Court for the Southern District of Texas, Houston Division, under civil action number H-95-0029 ("TEMI case"); and

     WHEREAS, on October 6, 1995, TEMI amended its complaint in the TEMI case, dropping LaTex Petroleum as a Defendant and adding as Defendants Wilson and Wilson Tucker for alleged accountants malpractice, and A. Dean Fuller for alleged breaches of fiduciary duty; and

     WHEREAS, on March 21, 1995, LaTex Petroleum sued Panda in the District Court in and for Tulsa County, State of Oklahoma, under case number CJ-95-01302, alleging breach of contract and non-payment for the purchase and delivery of natural gas ("Oklahoma case"); and

     WHEREAS, on October 7, 1994, Northern Natural Gas Company sued LaTex Resources in the 152nd Judicial District Court of Harris County, Texas under Cause No. 94-049766, alleging breach of contract in connection with failure to pay demand or reservation charges under two natural gas transportation agreements ("Northern case"); and

     WHEREAS, on October 20, 1995, LaTex Resources filed a Motion for Leave to File Third Party Action of LaTex Resources, Inc. and proposed Third Party Action against Panda in the Northern case, alleging breach of contract and negligence in connection with a July 25, 1993 Management Agreement between LaTex Resources and Panda; and

     WHEREAS, TEMI, Nuevo, LaTex Resources, LaTex Petroleum, Panda, Wilson, and Wilson Tucker, while disputing and denying the allegations asserted in the Nuevo, TEMI, Oklahoma, and Northern cases, desire to avoid the expense and uncertainty of such litigation by settling and compromising all of their disputes.

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, including the recitals set forth above, TEMI, Nuevo, LaTex Resources, LaTex Petroleum, Panda, Wilson, and Wilson Tucker agree as follows:

                               1. Consideration
                               ----------------


1.1 LaTex Resources agrees to pay Nuevo a total of $50,000.00, payable as follows: $20,000.00 no later than December 7, 1995, and an additional $30,000.00 within ninety days of execution of this Agreement.

1.2 The payments referenced in paragraph 1.1 will be delivered to Mike Watford, 1221 Lamar, Suite 1600, Houston, Texas 77010, and they will be evidenced by cashier's check or wire transfer.

1.3 LaTex Petroleum hereby assigns and conveys all of its claims against Panda in the Oklahoma case, including without limitation the alleged accounts receivable of approximately $163,000.00 for the purchase and delivery of natural gas, to Nuevo; provided, however, LaTex Petroleum will also cause its attorneys to dismiss the Oklahoma case with prejudice, by execution and entry of the instruments attached hereto as Exhibit "A".

1.4 LaTex Resources agrees to pay TEMI a total principal amount of $250,000.00, payable as follows: $50,000.00 within one year of execution of this Agreement, another $50,000.00 within two years of execution of this Agreement, and another $150,000.00 within three years of execution of this Agreement.

1.5 The $250,000.00 in principal payments referenced in paragraph 1.4 shall additionally bear interest at 6% per annum from the date of execution of this Agreement. The interest payment totals $36,000.00, and it is payable along with the final principal payment referenced in paragraph 1.4 of $150,000.00 due within three years of execution of this Agreement.

1.6 The payments referenced in paragraphs 1.4 and 1.5 will be delivered to Scott Potter, 1221 Lamar, Suite 1600, Houston, Texas 77010, and they will be evidenced by cashier's checks or wire transfer.

1.7 LaTex Resources agrees to accept assignment from Panda of any and all obligations owing under the May 2, 1989 agreement between Panda and Northern Natural Gas Company, as amended, relating to the obligation to flow or pay for the transportation of natural gas through a transportation facility located in Dewey County, Oklahoma (sometimes referred to as "Dewey County Obligation"); to indemnify Panda and TEMI against claims from Northern Natural Gas relating to the Dewey County Obligation; and to use its best efforts to secure a release of Panda's and TEMI's obligations to Northern Natural Gas Company under the Dewey County Obligation.


                         2.  Disposition of Litigation
                         -----------------------------


2.1 Nuevo agrees to dismiss with prejudice all of its claims against LaTex Resources and LaTex Petroleum in the Nuevo case, with each side bearing its attorneys' fees, expenses, and court costs. The attorneys for Nuevo, LaTex Resources, and LaTex Petroleum will direct their attorneys to secure the dismissal with prejudice by the execution and entry of the instruments attached hereto as Exhibit "B".

2.2 TEMI will dismiss with prejudice all of its claims against Wilson and Wilson Tucker in the TEMI case, with each side bearing its attorneys' fees, expenses, and court costs. The attorneys for TMI, Wilson, and Wilson Tucker will direct their attorneys to secure the dismissal with prejudice by the execution and entry of the instruments attached hereto as Exhibit "C".

2.3 LaTex Petroleum will dismiss with prejudice all of its claims against Panda in the Oklahoma case, with each side bearing its own attorneys' fees, expenses and court costs. The attorneys for LaTex Petroleum and Panda will direct their attorneys to secure the dismissal with prejudice by the execution and entry of the instruments attached hereto as Exhibit "A".

2.4 LaTex Resources will withdraw its Motion for leave to File Third Party Action of LaTex Resources, Inc. and proposed Third Party Action against Panda in the Northern case. LaTex Resources and Panda will direct their attorneys to secure this withdrawal by the execution and entry of the instruments attached hereto as Exhibit "D". Despite the withdrawal of the Third Party Action, Panda and TEMI will produce documents regarding the two transportation agreements at issue upon request by LaTex Resources and will use best efforts to provide witnesses for deposition and trial (at the expense of LaTex Resources, if travel is necessary) who are under their control.

2.5 The obligations of LaTex Resources referenced in paragraphs 1.4, 1.5, 1.6, and 1.7 shall be memorialized in an agreed judgment, which shall be in favor of TEMI and against LaTex Resources in the amount of $1 million, less any payments that LaTex Resources has previously made to TEMI pursuant to said paragraphs. The agreed judgment will be signed by the attorneys for TEMI and LaTex Resources, and it will be submitted to the Judge presiding in the TEMI case for signature. However, the agreed judgment will not be abstracted, executed upon, or otherwise enforced, unless and until LaTex Resources defaults in any of its obligations referenced in paragraphs 1.4, 1.5, 1.6, and 1.7. In the event LaTex Resources timely and properly satisfies its obligations under said paragraphs, a release of the agreed judgment will be executed by the parties and filed with the Court. In order to accomplish the foregoing, TEMI and LaTex Resources will direct their attorneys to execute and enter with the Court the form of agreed judgment attached hereto as Exhibit "E", seeking enforcement of said agreed judgment only in the judgement of the described defaults, and to execute the form of release of judgment attached hereto as Exhibit "F", which will be filed upon timely and proper satisfaction of the described obligations.

                              3.  Mutual Releases
                              -------------------

3.1 Temi, Nuevo, LaTex Resources, LaTex Petroleum, Panda, Wilson, and Wilson Tucker, for themselves and all who claim by, through, or under them, hereby mutually, finally, and fully release, acquit, and forever discharge one another and their respective attorneys, agents, employees, employers, representatives, insurers, insureds, heirs, executors, administrators, predecessors, successors, assigns, affiliates, subsidiaries, and parent companies, from any and all claims, demands, causes of action, and liability, they may have against one another, whether matured or contingent, past or present, known or unknown, including without limitation those in any way arising out of the allegations that were asserted, or could have been asserted, in the Nuevo, TEMI, Oklahoma, or Northern cases.

3.2 The mutual releases referenced in paragraph 3.1 do not include the obligations arising under this Agreement, which survive the execution of this Agreement and remain in full force and effect.

                                 4. Successors
                                 -------------

4.1 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their agents, representatives, executors, successors, and assigns.

                              5.  Miscellaneous
                              -----------------

5.1 The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

5.2 This Agreement may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

5.3 Each party shall bear all attorneys' fees, costs and expenses arising from the actions of their own counsel in connection with the above described lawsuits and any and all matters related thereto.

5.4 This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas, and the venue for the adjudication of any disputes arising under the Agreement shall be Harris County, Texas.

5.5 The parties declare and represent that no promise, inducement or other agreement not expressly contained herein has been made conferring any benefit upon any party. The parties further declare and represent that the Agreement contains the entire Agreement and that the terms of the Agreement are contractual and not recitals only.

5.6 In the event of any proceeding arising out of any disagreement between the parties resulting from any provision of this Agreement, the prevailing party in any such proceeding shall recover all of such party's reasonable attorneys' fees and costs incurred in each and every such proceeding, including any and all appeals or petitions therefrom.

     EXECUTED and effective 7th day of December 1995.


                               TORCH ENERGY MARKETING, INC.


                               By:/s/ Scott Potter
                                  -------------------------------------
                                  Scott Potter, President

                               NUEVO LIQUIDS, INC.


                               By:/s/ Mike Watford
                                  -------------------------------------
                                  Mike Watford, President

                               LaTEX PETROLEUM CORPORATION


                               By: /s/ Jeffrey T. Wilson
                                  -------------------------------------
                                  Name: Jeffrey T. Wilson
                                       --------------------------------
                                  Title: President
                                        -------------------------------


                               LaTEX RESOURCES, INC.


                               By: /s/ Jeffrey T. Wilson
                                  -------------------------------------
                                  Name: Jeffrey T. Wilson
                                       --------------------------------
                                  Title: President
                                        -------------------------------


                               PANDA RESOURCES, Inc.

                               By: /s/ Roland Sledge
                                  -------------------------------------
                                  Roland Sledge, Vice President


                               STEVEN WILSON

                               By: /s/ Steven Wilson
                                  -------------------------------------


                               WILSON TUCKER & ASSOCIATES


                               By: /s/ Steven L. Wilson
                                  -------------------------------------
                                  Name: Steven L. Wilson
                                       --------------------------------
                                  Title: Partner
                                        -------------------------------

                 IN THE DISTRICT COURT IN AND FOR TULSA COUNTY
                               STATE OF OKLAHOMA

LATEX PETROLEUM CORPORATION      (S)
                Plaintiff        (S)
                                 (S)
VS.                              (S)            Case No. CJ-95-01302
                                 (S)
PANDA RESOURCES, INC.            (S)
               Defendant         (S)

                    AGREED MOTION TO DISMISS WITH PREJUDICE
                    ---------------------------------------


TO THE HONORABLE JUDGE OF SAID COURT:

     COMES NOW, LaTex Petroleum Corporation, Plaintiff (referred to as LaTex"), and Panda Resources, Inc., Defendant (referred to as "Panda"), and file their Agreed Motion to Dismiss with Prejudice, and show the Court as follows:

                                       I.

     LaTex and Panda have settled this case. Part of the settlement requires this action by LaTex against Panda to be dismissed with prejudice. As such, the parties jointly request the Court to honor their agreement and dismiss LaTex's claims with prejudice.

     WHEREFORE, PREMISES CONSIDERED, Latex Petroleum Corporation, Plaintiff, and Panda Resources, Inc., Defendant, request the Court to dismiss LaTex's claims against Panda with prejudice, with attorney's fees, expenses, and court costs to be borne by the party incurring same, and for such other and further relief to which they may be justly entitled.

                          Respectfully submitted,



                          ----------------------------------------
                          H. Gregory Maddux, OBA #10582
                          MADDUX & MADDUX
                          Attorney for the Plaintiff
                          4137 South Harvard, Suite D
                          Tulsa, Oklahoma 74135
                          918/748-8987
                          FAX 918/743-8207

                          Attorney for Plaintiff LaTex Petroleum Corporation

                          ----------------------------------------
                          Frederic Dorwart, OBA #2436
                          J. Michael Medina, OBA #6113
                          124 E. Fourth Street
                          Tulsa, Oklahoma 74103-5010
                          (918) 583-9922


                          KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.




                          ----------------------------------------
                          Richard L. Rothfelder
                          Michael C. Falick
                          700 Louisiana, 48th Floor
                          Houston, Texas 77002
                          (713) 225-4646 - Telephone
                          (713) 225-1284 - Telecopier

                          Attorneys for Defendant Panda Resources, Inc.

                              CERTIFICATE OF SERVICE
                              ----------------------

        I hereby certify that a true and correct copy of the above and foregoing instrument has been forwarded by certified mail, return receipt requested, addressed to the following:

            H. Gregory Maddux
            MADDUX & MADDUX
            Attorney for the Plainfiff
            4137 South Harvard, Suite D
            Tulsa, Oklahoma 74135


       on this the ____ day of _______________, 199___.


                                            ------------------------------
                                            Richard L. Rothfelder

                 IN THE DISTRICT COURT IN AND FOR TULSA COUNTY
                               STATE OF OKLAHOMA

LATEX PETROLEUM CORPORATION      (S)
                Plaintiff        (S)
                                 (S)
VS.                              (S)            Case No. CJ-95-01302
                                 (S)
PANDA RESOURCES, INC.            (S)
               Defendant         (S)


                    AGREED ORDER OF DISMISSAL With PREJUDICE
                    ----------------------------------------

       On this day LaTex Petroleum Corporation, Plaintiff, and Panda Resources, Inc., Defendant, jointly requested the Court to dismiss with prejudice this litigation. The Court, having considered the parties' agreement and the pleadings, finds that the agreement is acceptable and should be made an order of the Court. It is therefore,

       ORDERED that LaTex Petroleum Corporation's claim against Panda Resources be, and hereby is, dismissed with prejudice, with attorney's fees, expenses, and court costs to be paid by the party incurring same.

       SIGNED this ___ day of __________________ 199___.



                                      -----------------------------------
                                      JUDGE PRESIDING

                          APPROVED AND AGREED TO:


                          ------------------------------------------
                          H. Gregory Maddux, OBA #10582
                          MADDUX & MADDUX
                          Attorney for the Plaintiff
                          4137 South Harvard, Suite D
                          Tulsa, Oklahoma 74135
                          918/748-8987
                          FAX 918/743-8207

                          Attorneys for Plaintiff LaTex Petroleum Corporation



                          ------------------------------------------
                          Frederic Dorwart, OBA #2436
                          J. Michael Medina, OBA #6113
                          124 E. Fourth Street
                          Tulsa, Oklahoma 74103-5010
                          (918) 583-9922


                          KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.



                          ------------------------------------------
                          Richard L. Rothfelder
                          Michael C. Falick
                          700 Louisiana, 48th Floor
                          Houston, Texas 77002
                          (713) 225-4646 - Telephone
                          (713) 225-1284 - Telecopier

                          Attorneys for Defendant Panda Resources, Inc.

                          UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


        NUEVO LIQUIDS, INC.              (S)
                                         (S)
             Plaintiff,                  (S)
                                         (S)
        VS.                              (S)     CIVIL ACTION NO. H-95-OO28
                                         (S)
        LATEX RESOURCES, INC. AND        (S)
        LATEX PETROLEUM CORPORATION,     (S)              UNOPPOSED
                                         (S)              ---------
           Defendants.                   (S)
                                         (S)


                   AGREED MOTION TO DISMISS WITH PREJUDICE
                   ---------------------------------------

TO THE HONORABLE JUDGE OF SAID COURT:


       COME NOW, Nuevo Liquids, Inc., Plaintiff (referred to as "Nuevo"), and LaTex Resources, Inc. and LaTex Petroleum Corporation, Defendants (respectively referred to as "LaTex Resources" and "LaTex Petroleum"), and file their Agreed Motion to Dismiss with Prejudice, and show the Court as follows:

                                       I.

       Nuevo, LaTex Resources, and LaTex Petroleum have settled this case. Part of the settlement requires this action by Nuevo against LaTex Resources and LaTex Petroleum to be dismissed with prejudice. As such, the parties jointly request the Court to honor their agreement and dismiss Nuevo's claims with prejudice.



       WHEREFORE, PREMISES CONSIDERED, Nuevo Liquids, Inc., LaTex Resources, Inc. and LaTex Petroleum Corporation request the Court to dismiss Nuevo's claims against

LaTex Resources and LaTex Petroleum with prejudice, with attorney fees, expenses, and court costs to be borne by the party incurring same, and for such other and further relief to which they may be justly entitled.



                          Respectfully submitted,

                          KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.



                          ---------------------------------------
                          Richard L. Rothfelder
                          TSB #17318100
                          Michael C. Falick
                          TSB #06794600
                          700 Louisiana, 48th Floor
                          Houston, Texas 77002
                          (713) 225-4646 - Telephone
                          (713) 225-1284 - Telecopier

                          Attorney-in-Charge for Plaintiff
                          Nuevo Liquids, Inc.



                          McDADE & FOGLER, L.L.P.



                          By
                            -------------------------------------
                          Murray Fogler
                          State Bar No.07207300
                          Two Houston Center
                          909 Fannin, Suite 1800
                          Houston, Texas 77010-1007
                          Telephone:  713/654-4300
                          Telecopier: 713/654-4343

                          Attorney-in-Charge for Defendants, LaTex Resources, Inc. And LaTex petroleum Corporation

                             CERTIFICATE OF SERVICE
                             ----------------------


     I hereby certify that a true and correct copy of the above and foregoing instrument has been forwarded by certified mail, return receipt requested, addressed to the following:

     Murray Fogler
     Two Houston Center
     909 Fannin, Suite 1800
     Houston, Texas 77010-1007


on this the ____ day of ______________, 199___.




                                 ------------------------------------
                                 Richard L. Rothfelder

                         UNITED STATES DISTRICT COURT
                      FOR THE SOUTHERN DISTRICT OF TEXAS
                               HOUSTON DIVISION



NUEVO LIQUIDS, INC.                  (S)
                                     (S)
  Plaintiff,                         (S)
                                     (S)
VS.                                  (S)          CIVIL ACTION NO. H-95-0028
                                     (S)
LATEX RESOURCES, INC. AND            (S)
LATEX PETROLEUM CORPORATION,         (S)
                                     (S)
  Defendants.                        (S)


                    AGREED ORDER OF DISMISSAL WITH PREJUDICE
                    ----------------------------------------

     On this day Nuevo Liquids, Inc., Plaintiff, and LaTex Resources, Inc. and LaTex Petroleum Corporation, Defendants, jointly requested the Court to dismiss with prejudice this litigation, consisting of Nuevo Liquids, Inc.'s claims against LaTex Resources Inc. and LaTex Petroleum Corporation. The Court, having considered the parties' agreement and the pleadings, finds that the agreement is acceptable and should be made an order of the Court. It is therefore,

     ORDERED that Nuevo Liquids, Inc.'s claims against LaTex Resources, Inc. and LaTex Petroleum Corporation be, and hereby are, dismissed with prejudice, with attorney's fees, expenses, and court costs to be paid by the party incurring same.

     SIGNED this ____ day of __________________, 1995.



                                  -----------------------------------
                                  JUDGE PRESIDING

                                 APPROVED AND AGREED TO:

                                 KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.




                                 --------------------------------------
                                 Richard Rothfelder
                                 TSB #17318100
                                 Michael C. Falick
                                 TSB #06794600
                                 700 Louisiana, 48th Floor
                                 Houston, Texas 77002
                                 (713) 225-4646 - Telephone
                                 (713) 225-1284 - Telecopier

                                 Attorney-in-Charge for Plaintiff Nuevo
                                 Liquids, Inc.



                                 McDADE & FOGLER, L.L.P.



                                 By
                                   ------------------------------------
                                 Murray Fogler
                                 State Bar No.07207300
                                 Two Houston Center
                                 909 Fannin, Suite 1800
                                 Houston, Texas 77010-1007
                                 Telephone:  713/654-4300
                                 Telecopier: 713/654-4343

                                 Attorney-in-Charge for Defendants, LaTex
                                 Resources, Inc. and LaTex Petroleum Corporation

                          UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


TORCH ENERGY MARKETING, INC.          (S)
                                      (S)
     Plaintiff,                       (S)
                                      (S)
VS.                                   (S)        CIVIL ACTION NO. H-95-0029
                                      (S)
LATEX RESOURCES, INC.,                (S)
STEVEN WILSON, WILSON TUCKER &        (S)                 UNOPPOSED
ASSOCIATES, AND A. DEAN FULLER        (S)                 ---------
                                      (S)
     Defendants.                      (S)



                   AGREED MOTION TO DISMISS WITH PREDJUDICE
                   ----------------------------------------


TO THE HONORABLE JUDGE OF SAID COURT:

     COME NOW, Torch Energy Marketing, Inc., Plaintiff (referred to as "Torch"), and Steven Wilson and Wilson Tucker & Associates, two of the Defendants (respectively referred to as Wilson and "Wilson Tucker"), and file their Agreed Motion to Dismiss with Prejudice, and show the Court as follows:

                                       I.

     Torch, Wilson and Wilson Tucker have settled this case as between themselves. Part of their settlement requires this action by Torch against Wilson and Wilson Tucker to be dismissed with prejudice. As such, the parties jointly request the Court to honor their agreement and dismiss Torch's claims against Wilson and Wilson Tucker with prejudice.

     WHEREFORE, PREMISES CONSIDERED, Torch Energy Marketing, Inc., Steven Wilson, and Wilson Tucker & Associates request the Court to dismiss Torch's claims against

Tucker and Wilson Tucker with prejudice, with attorney fees, expenses, and court costs to be borne by the party incurring same, and for such other and further relief to which they may be justly entitled.


                          Respectfully submitted,

                          KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.



                          ---------------------------------------
                          Richard L. Rothfelder
                          TSB #17318100
                          Michael C. Falick
                          TSB #06794600
                          700 Louisiana, 48th Floor
                          Houston, Texas 77002
                          (713) 225-4646 - Telephone
                          (713) 225-1284 - Telecopier

                          Attorney-In-Charge for Plaintiff
                          Torch Energy Marketing, Inc.



                          McDADE & FOGLER, L.L.P.



                          By
                            -------------------------------------
                          Murray Fogler
                          State Bar No. 07207300
                          Two Houston Center
                          909 Fannin, Suite 1800
                          Houston, Texas 77010-1007
                          Telephone:  713/654-4300
                          Telecopier: 713/654-4343

                          Attorney-in-Charge for Defendants,
                          Steven Wilson and Wilson Tucker & Associates

                             CERTIFICATE OF SERVICE
                             ----------------------

     I hereby certify that a true and correct copy of the above and foregoing instrument has been forwarded by certified mail, return receipt requested, addressed to the following:

     Murray Fogler
     Two Houston Center
     909 Fannin, Suite 1800
     Houston, Texas 77010-1007

     Attorney-in-Charge for Defendants,
     LaTex Resources, Inc., Steven Wilson
     and Wilson Tucker & Associates


on this the _____ day of _________________, 199___.


                                         ---------------------------------
                                         Richard L. Rothfelder

                          UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


TORCH ENERGY MARKETING, INC.     (S)
                                 (S)
  Plaintiff,                     (S)
                                 (S)
VS.                              (S)        CIVIL ACTION NO. H-95-0029
                                 (S)
LATEX RESOURCES, INC.,           (S)
STEVEN WILSON, WILSON TUCKER &   (S)
ASSOCIATES, AND A. DEAN FULLER   (S)
                                 (S)
     Defendants.                 (S)


                    AGREED ORDER OF DISMISSAL WITH PREJUDICE
                    ----------------------------------------

     On this day Torch Energy Marketing, Inc., Plaintiff, and Steven Wilson and Wilson Tucker & Associates, Defendants, jointly requested the Court to dismiss with prejudice this litigation as between themselves, consisting of Torch Energy Marketing, Inc.'s claims against Steven Wilson and Wilson Tucker & Associates. The Court, having considered the parties' agreement and the pleadings, finds that the agreement is acceptable and should be made an order of the Court. It is therefore,

     ORDERED that Torch Energy Marketing, Inc.'s claims against Steven Wilson and Wilson Tucker & Associates be, and hereby are, dismissed with prejudice, with attorney's fees, expenses, and court costs to be paid by the party incurring same.

     SIGNED this ___ day of ___________________, 1995.


                                     ------------------------------------
                                     JUDGE PRESIDING

                          APPROVED AND AGGREED TO:

                          KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.


                          --------------------------------
                          Richard L. Rothfelder
                          TSB #17318100
                          Michael C. Falick
                          TSB #06794600
                          700 Louisiana, 48th Floor
                          Houston, Texas 77002
                          (713) 225-4646 - Telephone
                          (713) 225-1284 - Telecopier

                          Attorney-in-Charge for Plaintiff
                          Torch Energy Marketing, Inc.



                          McDADE & FOGLER, L.L.P.



                          By
                            -----------------------------
                          Murray Fogler
                          State Bar No.07207300
                          Two Houston Center
                          909 Fannin, Suite 1800
                          Houston, Texas 77010-1007
                          Telephone:  713/654-4300
                          Telecopier: 713/654-4343

                          Attorney-in-Charge for Defendants,
                          Steven Wilson and Wilson Tucker & Associates

                                  Cause No. 94-049766

       NORTHERN NATURAL GAS COMPANY   (S)        IN THE DISTRICT COURT
                                      (S)
       VS.                            (S)        152ND JUDICIAL DISTRICT
                                      (S)
       LaTex RESOURCES, INC.          (S)        HARRIS COUNTY, TEXAS

                              WITHDRAWAL OF MOTION
                      FOR LEAVE TO FILE THIRD PARTY ACTION
                      ------------------------------------

       TO THE HONORABLE JUDGE OF SAID COURT:

             COMES NOW, LaTex Resources, Inc., Defendant ("LaTex"), and files its Withdrawal of Motion for Leave to File Third Party Action, and in support thereof would show the Court as follows:

       1. LaTex and Panda Resources, Inc. ("Panda") have settled the issues between them that related to this lawsuit. Part of the settlement requires that LaTex withdraw its previously filed Motion for Leave to File Third Party Action. That Motion sought to make Panda, as proposed third-party defendant, liable to LaTex or to Northern Natural Gas Company, Plaintiff ("Northern"), for all or part of Northern's claims against LaTex.

       2. LaTex intends that this withdrawal shall operate as a prohibition against all future attempts by LaTex to make Panda a party to this lawsuit.

             WHEREFORE, PREMISES CONSIDERED, LaTex Resources, Inc., Defendant, requests the Court to order:

             1. the withdrawal of LaTex's Motion for Leave to File Third Party Action;

             2. that this withdrawal be made with prejudice, prohibiting LaTex from ever again seeking to make Panda a party to this lawsuit; and

             3. that attorney's fees, expenses, and court costs are to be borne by the party incurring same.

                          Respectfully Submitted,

                          McDAD & FOGLER, L.L.P.



                          By
                            --------------------------------
                          Murray Fogler
                          State Bar No. 07207300
                          Two Houston Center
                          909 Fannin, Suite 1800
                          Houston, Texas 77010-1007
                          Telephone:  713/654-4300
                          Telecopier:  713/654-4343

                          Attorney-in-Charge for Defendant,
                          LaTex Resources, Inc.

                            CERTIFICATE OF SERVICE
                            ----------------------

     I hereby certify that a true and correct copy of the above and foregoing instrument has been forwarded by certified mail, return receipt requested, addressed to the following:


     Cary V. Sorensen
     Kriste K. Sullivan
     1400 Smith Street, Suite 4806
     Houston, Texas 77002

     Patrick J. Joyce
     Northern Natural Gas Company
     1111 S. 103rd Street
     Omaha, Nebraska 68124

     Richard L. Rothfelder
     Kirkendall, Isgur & Rothfelder, L.L.P.
     700 Louisiana, 48th Floor
     Houston, Texas 77002

on this the __ day of _______________, 1995.



                               ---------------------------
                                    Murray Fogler

                         UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

TORCH ENERGY MARKETING, INC.     (S)
                                 (S)
     Plaintiff,                  (S)
                                 (S)
VS.                              (S)           CIVIL ACTION NO. H-95-0029
                                 (S)
LATEX RESOURCES, INC.,           (S)
STEVEN WILSON, WILSON TUCKER &   (S)                            UNOPPOSED
ASSOCIATES, AND A. DEAN FULLER   (S)                            ---------
                                 (S)
     Defendants.                 (S)

                       AGREED MOTION FOR FINAL JUDGMENT
                       --------------------------------

TO THE HONORABLE JUDGE OF SAID COURT:

     COME NOW, Torch Energy Marketing, Inc., Plaintiff (referred to as "Torch") and LaTex Resources, Inc., the sole remaining Defendant (referred to as "LaTex"), and file their Agreed Motion for Final judgment, and show the Court as follows:

1. Torch and LaTex have settled this case as between themselves. All other parties to the case have been dismissed. As such, Torch and LaTex jointly request the Court to honor their agreement and to grant their Agreed Final judgment as follows.

2. Contemporaneous to the filing of this motion, Torch Energy Marketing, Inc. ("Torch"), Nuevo Liquids, Inc. ("Nuevo"), LaTex Resources, LaTex Petroleum Corporation ("LaTex Petroleum"), Panda Resources, Inc. ("Panda"), Steven Wilson ("Wilson"), and Wilson Tucker & Associates ("Wilson Tucker") have entered into a Settlement Agreement, some of the terms of which are memorialized below.

3. LaTex Resources, shall promise to pay Torch Two Hundred and Fifty Thousand Dollars ($250,000.00) principal, plus 6% per annum, payable at the offices of Scott Potter, 1221 Lamar, Suite 1600, Houston, Texas 77010, with all payments in the form of cashiers checks or wire transfer, due as follows:

     a. $50,000.00 no later than one year after the date of the execution of the Settlement Agreement;

     b. an additional $50,000.00 no later than two years after the date of the execution of the Settlement Agreement; and

     C. an additional $150,000.00, plus unpaid accrued interest on the entire $250,000.00 principal, within three years after the date of the execution of the Settlement Agreement.

4.   Defendant, LaTex Resources, agrees

     a. to accept assignment from Panda of any and all obligations owing under the May 2, 1989 agreement between Panda and Northern Natural Gas Company ("NNG"), as amended, relating to the obligation to flow or pay for the transportation of natural gas through a transportation facility located in Dewey County, Oklahoma ("Dewey County Obligation");

     b. to indemnify Panda and Torch against claims from NNG relating to the Dewey County Obligation; and

     C. to use its best efforts to secure the release of Panda's and Torch's obligations, if any, to NNG under the Dewey County Obligation.

5. Defendant, Latex Resources, as security for its promised performance of the above obligations, shall stipulate that it is liable to plaintiff, Torch, in the amount of One Million Dollars ($1,000,000.00), less any payments made by LaTex Resources to Torch as described in paragraph 3 above.

6. Defendant, LaTex Resources, further agrees and stipulates that, in consideration of Torch's promise to permit LaTex Resources to retire this judgment through its making the payments described in paragraph 3 above and to forbear the filing of an abstract of this judgment and any attempt to execute this judgment until LaTex Resources defaults in its obligations hereunder, the requested judgment shall not become stale and shall remain fully enforceable the same as if Torch had sought execution from the day of its execution.

7. Defendant, LaTex Resources, desires the Agreed Final Judgment to be binding on it contractually and judicially. LaTex further agrees that said judgment shall be and become final on the day it is signed by the Court, and LaTex waives all rights to review that Agreed Final Judgment, appellate or otherwise.

     WHEREFORE, PREMISES CONSIDERED, Torch Energy Marketing, Inc., Plaintiff, and LaTex Resources, Inc., Defendant, request the Court to grant this agreed motion for final judgment, and for such other and further relief to which they may be justly entitled.

                          Respectfully submitted,

                          KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.

                          -----------------------------------
                          Richard L. Rothfelder
                          TSB #17318100
                          Michael C. Falick
                          TSB #06794600
                          700 Louisiana, 48th Floor
                          Houston, Texas 77002
                          (713) 225-4646 - Telephone
                          (713) 225-1284 - Telecopier

                          Attorney-in-Charge for Plaintiff
                          Torch Energy Marketing, Inc.


                          McDADE & FOGLER, L.L.P.

                          By
                            -----------------------------
                          Murray Fogler
                          State Bar No.07207300
                          Two Houston Center
                          909 Fannin, Suite 1800
                          Houston, Texas 77010-1007
                          Telephone:  713/654-4300
                          Telecopier:  713/654-4343

                          Attorney-in-Charge for Defendant,
                          LaTex Resources, Inc.

                            CERTIFICATE OF SERVICE
                            ----------------------

             I hereby certify that a true and correct copy of the above and foregoing instrument has been forwarded by certified mail, return receipt requested, addressed to the following:

             Murray Fogler
             Two Houston Center
             909 Fannin, Suite 1800
             Houston, Texas 77O10-1007

             Attorney-in-Charge for Defendant,
             LaTex Resources, Inc.

on this the _____ day of______________, 199__.



                                            ___________________________
                                            Richard L. Rothfelder

                          UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


TORCH ENERGY MARKETING, INC.     (S)
                                 (S)
     Plaintiff,                  (S)
                                 (S)
VS.                              (S)           CIVIAL ACTION NO. H-95-0029
                                 (S)
LaTex RESOURCES, INC.,           (S)
STEVEN WILSON, WILSON TUCKER &   (S)                       UNOPPOSED
ASSOCIATES, AND A. DEAN FULLER   (S)                       ---------
                                 (S)
     Defendants.                 (S)


                             AGREED FINAL JUDGMENT
                             ---------------------

     BE IT REMEMBERED that on this day, came on to be considered the Joint Motion to Enter Agreed Judgment concerning the causes of action against LaTex Resources, Inc., defendant in the above entitled and numbered cause ("LaTex Resources"). The parties appearing herein by consent, announce their intention to enter into an Agreed Judgment.

1. Contemporaneous to the execution of this Agreed Final Judgment, Torch Energy Marketing, Inc. ("Torch"), Nuevo Liquids, Inc. ("Nuevo"), LaTex Resources, LaTex Petroleum Corporation ("LaTex Petroleum"), Panda Resources, Inc. ("Panda"), Steven Wilson ("Wilson"), and Wilson Tucker & Associates ("Wilson Tucker") have entered into a Settlement Agreement, some of the terms of which are memorialized below .

2. Defendant, LaTex Resources, promises to pay Torch Two Hundred and Fifty Thousand Dollars ($250,000.00) principal, plus 6% per annum, payable at the offices of Scott Potter, 1221 Lamar, Suite 1600, Houston, Texas 77010, with all payments in the form of cashiers checks or wire transfer, due as follows:

             a. $50,000.00 no later than one year after the date of the execution of the Settlement Agreement;

             b. an additional $50,000.00 no later than two years after the date of the execution of the Settlement Agreement; and

             C. an additional $150,000.00, plus unpaid accrued interest on the entire $250,000.00 principal, within three years after the date of the execution of the Settlement Agreement.

       3.  Defendant, LaTex Resources, agrees

             a. to accept assignment from Panda of any and all obligations owing under the May 2, 1989 agreement between Panda and Northern Natural Gas Company ("NNG"), as amended, relating to the obligation to flow or pay for the transportation of natural gas through a transportation facility located in Dewey County, Oklahoma ("Dewey County Obligation");

             b. to indemnify Panda and Torch against claims from NNG relating to the Dewey County Obligation; and

             C. to use its best efforts to secure the release of Panda's and Torch's obligations, if any, to NNG under the Dewey County Obligation.

       4. Defendant, LaTex Resources, as security for its promised performance of the above obligations, stipulates that it is liable to plaintiff, Torch, in the amount of One Million Dollars ($1,000,000.00), less any payments made by Latex Resources to Torch as described in paragraph 2 above.

       5. Defendant, LaTex Resources, further agrees and stipulates that, in consideration of Torch's promise to permit LaTex Resources to retire this judgment through its making the payments described in paragraph 2 above and to forbear the filing of an abstract of this judgment and any attempt to execute this judgment until LaTex Resources defaults in its obligations hereunder, this judgment shall not become stale and shall remain fully enforceable the same as if Torch had sought execution from this day.

       6. Defendant, LaTex Resources, desires the Judgment to be binding on it contractually and judicially. LaTex further agrees that this judgment shall be and become final on the day it is signed by the Court, and LaTex waives all rights to review this Judgment, appellate or otherwise.

             It is, therefore, ORDERED that Plaintiff, Torch Energy Marketing, Inc. have and recover of and from LaTex Resources, Inc. the sum of One Million Dollars ($1,000,000.00), together with post-judgment interest at the maximum rate allowed by law, from the date of judgment until paid, plus all costs of court. Plaintiff is allowed such writs and processes as may be necessary in the collection or enforcement of this Judgment.

             A11 relief not specifically granted herein is denied. This is a final judgment. Signed this __ day of __________, 1995.



                                        --------------------------------------
                                        HONORABLE KENNETH M. HOYT
                                        UNITED STATES DISTRICT JUDGE

                          APPROVED AND AGREED TO:

                          KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.


                          --------------------------------
                          Richard L. Rothfelder
                          TSB #17318100
                          Michael C. Falick
                          TSB #06794600
                          700 Louisiana, 48th Floor
                          Houston, Texas 77002
                          (713) 225-4646 - Telephone
                          (713) 225-1284 - Telecopier

                          Attorney-in-Charge for Plaintiff
                          Torch Energy Marketing, Inc.



                          McDADE & FOGLER, L.L.P.



                          By
                            ------------------------------
                          Murray Fogler
                          State Bar No.07207300
                          Two Houston Center
                          909 Fannin, Suite 1800
                          Houston, Texas 77010-1007
                          Telephone:  713/654-4300
                          Telecopier:  713/654-4343

                          Attorney-in-Charge for Defendant,
                          LaTex Resources, Inc.

                             CERTIFICATE OF SERVICE
                             ----------------------


     I hereby certify that a true and correct copy of the above and foregoing instrument has been forwarded by certified mail, return receipt requested, addressed to the following:

     Murray Fogler
     Two Houston Center
     909 Fannin, Suite 1800
     Houston, Texas 770l0-l007


on this the ____ day of ___________________, 199__.



                                 -------------------------
                                 Richard L. Rothfelder

                            RELEASE OF JUDGMENT LIEN
                            ------------------------

     On _______________, 1995, in Civil Action No. H-95-0029, in the United
States District Court for the Southern District of Texas, Houston Division, Torch Energy Marketing Inc. recovered judgment for $1 million, plus interest and court costs from LaTex Resources, Inc.

      The judgment has been satisfied.

      Therefore, as authorized attorney of record for Torch Energy Marketing Inc., who is the party entitled to receive payment of the judgment, I hereby release LaTex Resources, Inc. from any lien existing because of the judgment.

     SIGNED on ________________________, 199____.


                          KIRKENDALL, ISGUR & ROTHFELDER, L.L.P.



                          --------------------------------
                          Richard L. Rothfelder
                          TSB #17318100
                          700 Louisiana, 48th Floor
                          Houston, Texas 77002
                          (713) 225-4646 - Telephone
                          (713) 225-1284 - Telecopier

                          Attorney for Torch Energy Marketing, Inc.


STATE OF TEXAS       (S)
                     (S)
COUNTY OF HARRIS     (S)


     BEFORE ME, the undersigned notary public, on this day personally appeared Richard L. Rothfelder, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

             SUBSCRIBED  AND SWORN TO BEFORE ME on this ___ day of

______________________, 199____.



                                     -------------------------------------------
                                     Notary Public in and for the State of Texas